UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2012

COLONIAL FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34817	90-0183739
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2745 S. Delsea Drive, Vineland, New Jersey	08360
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 205-0058

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 20, 2012, the Registrant issued a press release regarding its earnings for the quarter ended September 30, 2012. The press release is included as Exhibit 99 to this report.

Item 9.01.	Financial Statement and Exhibits

(d)	The Index of Exhibits immediately precedes the attached exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLONIAL FINANCIAL SERVICES, INC.

DATE: November 21, 2011	By:	/s/ Edward J. Geletka
Edward J. Geletka
President and Chief Executive Officer

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit No.	Description

99	Press Release of Colonial Financial Services, Inc.